10713

EXHIBIT 4.1

NUMBER

SHARES

FNCB BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

AUTHORIZED: 50,000,000 COMMON SHARES,
$1.25 PAR VALUE PER SHARE

CUSIP 302578 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Shares of Common Capital Stock, $1.25 Par Value of

FNCB BANCORP, INC.

hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

The amount of Common Capital Stock is set forth on the books of the Corporation. The par value of the shares of said stock is set forth in the Articles of Association of the Corporation and the amendments thereto, which are hereby expressly incorporated herein by reference.

This certificate is not valid unless countersigned and registered by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers, and its seal to be hereunto affixed.

Dated:

FNCB BANCORP, INC
CORPORATE
SEAL
PENNSYLVANIA

EXECUTIVE VICE PRESIDENT / CHIEF FINANCIAL OFFICER

PRESIDENT / CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

FNCB BANCORP, INC.

AMERICAN STOCK TRANSFER & TRUST CO.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, ______ hereby sell, assign and transfer unto

______

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______

______

______

______ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______ Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ______ 20______,

Signature: X______

Signature(s) Guaranteed:

Signature: X______

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.